U.S. GOVERNMENT SECURITIES FUND            American Stock Exchange Symbol: BBG
================================================================================
11 Hanover Square, New York, NY 10005


                                                                August 15, 1997

Dear Shareholder:

       In an interesting and unusual coincidence, net asset value per share was unchanged for the year, closing at $14.74 on June 30, 1996 and again at $14.74 on June 30, 1997. Total return for the period on a net asset value basis was 5.58%, reflecting distributions paid for the 12 month period. The Fund's shares have traded on the American Stock Exchange (symbol: BBG) since October 4, 1996, following the vote of shareholders to convert the Fund to closed-end status. With a recent closing market price on the Exchange of $12 3/4 per share, the opportunity to invest in shares of the Fund at these levels has appeal.

                               Review and Outlook

       The first half of 1997 will be remembered as a time of strong economic growth, low levels of unemployment and moderate inflation. It will also be remembered that in March, the Federal Reserve Bank increased short term rates by 0.25%, ending one of the longest periods of unchanged rates in recent history. While debt markets were volatile during the first half of the year, we believe that U.S. Government securities offer unusually attractive rates of return for investors.

       Looking ahead, we believe that the economy over the balance of the year and into 1998 will continue to be characterized by low rates of inflation, further gains in corporate profits and moderate levels of growth, although different economic sectors or geographic regions may experience varying periods of strength or weakness. The Fund will continue to invest for consistent returns with the goal of optimizing shareholder results.

                  Reinvestment Plan Offers Important Advantage

       The Bull & Bear U.S. Government Securities Fund Dividend Reinvestment Plan is particularly attractive because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute significantly to growing your investment over time.

       We appreciate your support and look forward to continuing to serve your investment needs.

                                   Sincerely,



           /s/ Thomas B. Winmill                    /s/ Steven A. Landis

           Thomas B. Winmill                        Steven A. Landis
           President                                Senior Vice President
                                                    Portfolio Manager

               BULL & BEAR U.S. GOVERNMENT SECURITIES FUND, INC.
               Schedule of Portfolio Investments - June 30, 1997

Principal                                                               Market
 Amount                                                                  Value
----------                                                           -----------

            U.S. Government Obligations (43.9%)
$  275,000  U.S. Treasury Note, 5.625%, due 11/30/98............... $    273,797
 1,000,000  U.S. Treasury Note, 6.50%, due 5/31/01.................    1,005,937
   750,000  U.S. Treasury Note, 6.625%, due 7/31/01................      757,734
 2,000,000  U.S. Treasury Note, 6.50%, due 10/15/06................    1,991,874
 2,000,000  U.S. Treasury Note, 6.625%, due 5/15/07................    2,016,874
                                                                     -----------
            Total U.S. Government Obligations (cost: $6,011,692)...    6,046,216
                                                                     -----------
            U.S. Government Agencies (56.1%)
 2,000,000  Federal National Mortgage Assn., 6.08%, due 9/25/00....    1,984,256
   838,936  Government National Mortgage Assn., 6.50%, due 7/15/08.      826,876
 2,075,263  Government National Mortgage Assn., 7.0%, due 11/15/10.    2,083,541
   693,652  Government National Mortgage Assn., 7.0%, due 6/15/23..      681,731
   117,436  Government National Mortgage Assn., 7.0%, due 5/15/24..      115,417
   966,290  Government National Mortgage Assn., 8.0%, due 5/15/26..      988,333
 1,053,619  Government National Mortgage Assn., 7.25%, due 1/15/27.    1,046,542
                                                                     -----------
                Total U.S. Government Agencies (cost:  $7,709,662).    7,726,696
                                                                     -----------
                Total Investments (cost: $ 13,721,354) (100.0%)....  $13,772,912
                                                                     ===========

                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

ASSETS:
   Investments at market value
     (cost: $13,721,354) (note 1) ...........  $ 13,772,912
   Cash .....................................        20,140
   Interest receivable ......................       138,430
   Other assets .............................         1,100
                                               ------------
       Total assets .........................    13,932,582
                                               ------------
LIABILITIES:
   Payables:
     Borrowings - reverse repurchase
       agreement ............................     3,046,990
     Interest ...............................         3,349
     Accrued expenses .......................        35,594
   Accrued management fees and
     distribution fees ......................         6,218
   Other liabilities ........................        49,227
                                               ------------
       Total liabilities ....................     3,141,378
                                               ------------
NET ASSETS: (applicable to 732,339
   outstanding shares: 250,000,000 shares
   of $.01 par value authorized) ............  $ 10,791,204
                                               ============
NET ASSET VALUE PER SHARE:
  ($10,791,204 / 732,339 shares outstanding)         $14.74
                                                     ======
At June 30, 1997, net assets consisted of:
   Paid-in capital ..........................  $ 13,259,836
   Accumulated net realized loss
     on investments .........................    (2,520,190)
   Net unrealized appreciation on investments        51,558
                                               ------------
                                               $ 10,791,204
                                               ============

STATEMENT OF OPERATIONS
Year Ended June 30, 1997

INVESTMENT INCOME:
   Interest ...................................  $ 749,951
   Dividends ..................................      9,375
                                                 ---------
     Total investment income ..................    759,326
                                                 ---------
EXPENSES:
   Investment management (note 3) .............     78,786
   Transfer agent .............................     42,482
   Custodian ..................................     22,066
   Professional (note 3) ......................     20,818
   Interest ...................................     19,569
   Registration (note 3) ......................      9,519
   Distribution (note 3) ......................      8,256
   Directors ..................................      7,898
   Printing ...................................      7,688
   Shareholder administration (note 3) ........      3,357
   Miscellaneous ..............................     19,127
                                                 ---------
     Expenses .................................    239,566
     Custodian credits (note 4) ...............     (6,480)
     Net expenses .............................    233,086
                                                 ---------
     Net investment income ....................    526,240
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
   Net realized loss from security transactions    (61,091)
   Unrealized appreciation of investments
     during the period ........................    153,626
                                                 ---------
     Net realized and unrealized gain
       on investments .........................     92,535
                                                 ---------
     Net increase in net assets resulting
       from operations ........................  $ 618,775
                                                 =========

                                 -------------

                                                                                          1997           1996
                                                                                      ------------   ------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30,
OPERATIONS:
   Net investment income ...........................................................  $    526,240   $    629,150
   Net realized loss from security transactions ....................................       (61,091)       (68,278)
   Unrealized appreciation (depreciation) of investments during the period .........       153,626       (342,666)
                                                                                      ------------   ------------
     Net change in net assets resulting from operations ............................       618,775        218,206
   Subtractions from paid in capital (note 6) ......................................       (73,428)            --
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income ($.71 and $.64 per share, respectively)       (533,200)      (630,604)
CAPITAL SHARE TRANSACTIONS:
   Change in net assets resulting from capital share transactions (a) (note 6) .....    (2,256,179)    (2,929,650)
                                                                                      ------------   ------------
     Total decrease in net assets ..................................................    (2,244,032)    (3,342,048)
NET ASSETS:
   Beginning of period .............................................................    13,035,236     16,377,284
                                                                                      ------------   ------------
   End of period ...................................................................  $ 10,791,204   $ 13,035,236
                                                                                      ============   ============

----------

(a)  Transactions in capital shares were as follows:

                                                          1997                    1996
                                                  ----------------------   ----------------------
                                                   Shares       Value       Shares       Value
                                                  --------   -----------   --------   -----------
Shares sold ....................................     8,064   $   118,784     56,994   $   866,467
Shares issued in reinvestment of distributions .    17,044       228,039     32,182       487,951
Shares redeemed ................................  (176,926)   (2,603,002)  (282,543)   (4,284,068)
                                                  --------   -----------   --------   -----------
Net decrease ...................................  (151,818)  $(2,256,179)  (193,367)  $(2,929,650)
                                                  ========   ===========   ========   ===========

                          Notes to Financial Statements

(1) The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's shares are listed on the American Stock Exchange. The investment objective of the Fund is to provide investors with a high level of income, liquidity, and safety of principal. The Fund seeks to achieve its investment objective by investing primarily in securities backed by the full faith and credit of the United States, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1997, the Fund had an unused capital loss carryforward of approximately $2,508,000, of which $1,716,000 expires in 1998, $361,000 in 2003, $202,000 in 2004 and
$229,000 in 2005. Based on Federal income tax cost of $13,721,354, gross unrealized appreciation and gross unrealized depreciation were $128,390 and $76,832, respectively at June 30,1997.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's former distributor. The Fund reimbursed the Investment Manager $4,003 for providing certain administrative and accounting services at cost for the year ended June 30, 1997. The Fund had a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund paid the Distributor a fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee was intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Effective with the conversion of the Fund to a closed-end management investment company, the 12b-1 plan was terminated. Investor Service Center also received $3,357 for shareholder administration services which it provided to the Fund at cost for the period from July 1, 1996 to October 4, 1996.

(4) Purchases and proceeds of sales of U.S. government obligations other than short term investments aggregated $30,406,318 and $28,090,166, respectively, for the year ended June 30, 1997. Under an agreement with the custodian, custodian fees are reduced by credits for cash balances. Such reductions amounted to $6,480 during the year ended June 30, 1997

(5) The Fund has a committed bank line of credit for temporary or emergency purposes. At June 30, 1997, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.75 percentage points. For the year ended June 30, 1997, the weighted average interest rate was 5.12% based on the balances outstanding from the line of credit and the reverse repurchase agreement during the year and the weighted average amount outstanding was $405,632.

(6) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $73,428 have been charged against paid-in capital. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

                              FINANCIAL HIGHLIGHTS

                                                                             Years Ended June 30,
                                                             ---------------------------------------------------
                                                               1997       1996       1995       1994       1993
                                                             -------    -------    -------    -------    -------
PER SHARE DATA
Net asset value at beginning of period ....................  $ 14.74    $ 15.20    $ 14.63    $ 15.53    $ 14.80
                                                             -------    -------    -------    -------    -------
Income from investment operations:
   Net investment income ..................................      .70        .64        .73        .78        .78
   Net realized and unrealized gain (loss) on investments .      .01       (.46)       .60      (1.03)       .75
                                                             -------    -------    -------    -------    -------
     Total from investment operations .....................      .71        .18       1.33       (.25)      1.53
Less distributions:
   Distributions from net investment income ...............     (.71)      (.64)      (.76)      (.65)      (.80)
                                                             -------    -------    -------    -------    -------
     Increase (decrease) in net asset value ...............       --       (.46)       .57       (.90)       .73
                                                             -------    -------    -------    -------    -------
Net asset value at end of period ..........................  $ 14.74    $ 14.74    $ 15.20    $ 14.63    $ 15.53
                                                             =======    =======    =======    =======    =======
Per share market value at end of period ...................  $ 12.63
                                                             =======
TOTAL RETURN ON NET ASSET VALUE BASIS .....................     5.58%      1.18%      9.40%     (1.76)%    10.75%
                                                             =======    =======    =======    =======    =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ...............  $10,791    $13,035    $16,377    $17,777    $22,636
                                                             =======    =======    =======    =======    =======
Ratio of expenses to average net assets (a) ...............     1.94%      2.10%      2.00%      1.85%      1.91%
                                                             =======    =======    =======    =======    =======
Ratio of net investment income to average net assets ......     4.68%      4.25%      4.96%      4.16%      5.38%
                                                             =======    =======    =======    =======    =======
Portfolio turnover rate ...................................      246%       762%       482%       261%       176%
                                                             =======    =======    =======    =======    =======

----------

(a) The ratio for the year ended June 30, 1997 after the reduction of custodian fees under a custodian agreement was 1.88%. Prior to July 1, 1996, there was no reduction of custodian fees.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of
   Bull & Bear U.S. Government Securities Fund, Inc.:

         We have audited the accompanying statement of assets and liabilities of Bull & Bear U.S. Government Securities Fund, Inc., including the schedule of portfolio investments as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear U.S. Government Securities Fund, Inc. as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 11, 1997

U.S. GOVERNMENT
SECURITIES FUND
================================================================================
11 Hanover Square
New York, NY 10005

1-888-847-4200




--------------------------------------------------------------------------------
Tait, Weller & Baker
Independent Accountants




U.S. GOVERNMENT
SECURITIES FUND
================================================================================

American Stock
Exchange Symbol:

BBG

--------------------------------------------------------------------------------
Annual Report
June 30, 1997



BULL & BEAR_____________________________________________________________________
Performance Driven(R)